DIRECT OPERATING COSTS (Tables)	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Disclosure of direct operating costs	The following table lists direct operating costs for the three and six months ended June 30, 2021, and June 30, 2020 by nature. Comparative figures have been reclassified to conform to current period’s presentation.

	Three months ended June 30,		Six months ended June 30,
(US$ MILLIONS)	2021	2020	2021	2020
Cost of sales	$9,004	$5,440	$16,439	$13,463
Compensation	980	827	1,971	1,695
Property taxes, sales taxes and other	12	18	22	28
Total	$9,996	$6,285	$18,432	$15,186